UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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PASSUR AEROSPACE, INC.
(Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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PASSUR Aerospace, Inc.

Notice of Annual Meeting of Shareholders

April 8, 2022

The Annual Meeting of Shareholders (the “Annual Meeting”) of PASSUR Aerospace, Inc. (the “Company”) will be held at 2:00 p.m., Eastern time, on Friday, April 8, 2022.  Due to the continuing public health concerns relating to the COVID-19 pandemic and to protect the health and well-being of our shareholders and employees, the Annual Meeting will be held as a virtual-only meeting conducted via a live Internet webcast.  Instructions for attending the virtual annual meeting, including the URL and password for accessing the virtual meeting website, are included in the enclosed proxy card. You will not be able to attend the Annual Meeting in person at a physical location.

The Annual Meeting is being held for the following purposes:

1. To elect nine directors to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified;

2.To hold a non-binding advisory vote to approve the Company’s executive compensation;

3.To hold a non-binding advisory vote on the frequency of an advisory vote to approve the Company’s executive compensation;

4.To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending October 31, 2022; and

5.To transact such business as may properly come before the meeting or any adjournment or adjournments thereof.

Information relating to the above items is set forth in the accompanying proxy statement (the “Proxy Statement”).

Only shareholders of record, as shown by the stock transfer books of the Company, at the close of business on February 16, 2022, will be entitled to vote at the Annual Meeting (or any adjournment or postponement thereof). A list of shareholders eligible to vote at the Annual Meeting will be available for inspection during the Annual Meeting on the virtual meeting website.

Whether you expect to attend the Annual Meeting or not, your vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

IF YOU ARE NOT VOTING ONLINE, IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETED AND RETURNED PROMPTLY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 8, 2022. The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended October 31, 2021 are available on our website at http://www.passur.com/sec-filings.htm Distribution of the Proxy Statement and the enclosed proxy card to shareholders is scheduled to begin on or about March 18, 2022.

By Order of the Board of Directors

Sean Doherty, Executive Vice President
of Finance and Administration

3452 Lake Lynda Drive, Suite 190

Orlando, Florida, 32817

March 18, 2022

PASSUR Aerospace, Inc.
PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of PASSUR Aerospace, Inc. (the “Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 2:00 p.m., Eastern time, on Friday, April 8, 2022, and at any adjournment or postponement thereof.  Distribution of this Proxy Statement and the enclosed proxy card to shareholders is scheduled to begin on or about March 18, 2022.

Due to the continuing public health concerns relating to the COVID-19 pandemic and to protect the health and well-being of our shareholders and employees, the Annual Meeting will be held as a virtual-only meeting conducted via a live Internet webcast.  Instructions for attending the virtual annual meeting, including the URL and password for accessing the virtual meeting website, are included in the enclosed proxy card.  You will not be able to attend the Annual Meeting in person at a physical location.

Shares cannot be voted at the Annual Meeting unless the owner thereof is present in person (by means of remote communication) or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting, or any adjournment or postponement thereof, in accordance with any specification thereon, or if no specification is made, such proxies will be voted “FOR” the election of the named director nominees, “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers, “FOR” the approval, on an advisory basis, of a three-year frequency of an advisory vote on the compensation of the Company’s named executive officers, and “FOR” the ratification of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending October 31, 2022. The Board of Directors knows of no other matters which may be brought before the Annual Meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment. Any person giving a proxy may revoke it by written notice to the Company, or by delivering a valid, later-dated proxy in a timely manner, at any time prior to the exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a person present at the Annual Meeting (by means of remote communication) may withdraw his or her proxy and vote by ballot during the virtual meeting. If you hold shares in street name, you must contact the firm that holds your shares to change or revoke any prior voting instructions. Rights of appraisal or similar rights of dissenters are not available to shareholders of the Company with respect to any matter to be acted upon at the Annual Meeting. The Company will bear the entire cost of the solicitation of proxies for the Annual Meeting.

The Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2021, as filed with the Securities and Exchange Commission and including the audited financial statements of the Company, is enclosed herewith.

The mailing address of the principal executive office of the Company is 3452 Lake Lynda Drive, Orlando, Florida 32817. This Proxy Statement, the accompanying form of proxy, and the Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2021 are expected to be mailed to the shareholders of the Company on or about March 18, 2022.

VOTING SECURITIES AND VOTE REQUIRED

The Company’s only class of voting securities outstanding is its Common Stock, par value $0.01 per share (the “Common Stock”). At the Annual Meeting, each shareholder of record at the close of business on February 16, 2022 will be entitled to one vote for each share of Common Stock owned on that date as to each matter properly presented at the Annual Meeting. As of February 16, 2022, there were 7,712,091 shares of Common Stock outstanding. The presence, in person (by means of remote communication) or by proxy, of holders of at least one-third of the shares of Common Stock outstanding as of February 16, 2022 is necessary to constitute a quorum at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present in person (by means of remote communication) or represented by proxy at the meeting and entitled to vote is required for the election of the Company’s directors.

The Board of Directors is seeking a non-binding, advisory vote to approve the compensation of the Company’s named executive officers. The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present in person (by means of remote communication), or represented by proxy at the meeting, and entitled to vote, is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. While the shareholder vote on the Company’s executive compensation is non-binding and advisory in nature, the Board of Directors intends to carefully consider the outcome of such vote at the Annual Meeting.

The Board of Directors is also seeking a non-binding, advisory vote on the recommended frequency with which the Company is to hold future shareholder advisory votes on the compensation of the Company’s named executive officers. Shareholders may indicate whether they recommend an advisory vote on our executive compensation to be held once every one, two or three years, or they may abstain from voting on this proposal. The frequency receiving the highest number of votes (among votes properly cast at the Annual Meeting) will be considered the frequency recommended by the shareholders. While the shareholder vote on the recommended frequency with which the Company is to hold future shareholder advisory votes on the Company’s executive compensation is non-binding and advisory in nature, the Board of Directors intends to carefully consider the outcome of such vote at the Annual Meeting.

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present in person (by means of remote communication), or represented by proxy at the meeting, and entitled to vote, is required to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022.

An abstention with respect to any proposal will be counted as present for purposes of determining the existence of a quorum. In the event of a “broker non-vote” (shares held by a broker or nominee that does not have discretionary authority to vote on a particular matter and has not received voting instructions from its client) with respect to any proposal coming before the meeting caused by the beneficial owner’s failure to authorize a vote on such proposal), the proxy will be counted as present for the purpose of determining the existence of a quorum. Under New York law, abstentions and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect. Please note that brokers may no longer use discretionary authority to vote shares on the election of directors or any other proposal to be considered at the Annual Meeting (other than the proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm) if they have not received instructions from their clients. If your shares are held in “street names,” whether through a broker, bank or other nominee, only they can sign a proxy card with respect to your shares. You are, therefore, urged to contact the person responsible for your account and give them instructions for how to complete a proxy card representing your shares so that it can be timely returned on your behalf. Please vote your proxy so your vote can be counted. An automated system administered by the Company’s transfer agent will be used to tabulate the proxies.

I.  ELECTION OF DIRECTORS

In accordance with our bylaws, the Board of Directors has fixed the number of directors constituting the entire Board at nine.  The directors of the Company are elected annually and hold office for the ensuing year until the Company’s next annual meeting of shareholders and until their successors are elected and qualified.

Nine directors currently serve on the Board of Directors, as follows: G.S. Beckwith Gilbert, Brian G. Cook, Paul L. Graziani, Kurt J. Ekert, Richard L. Haver, Robert M. Stafford, Ronald V. Rose, Michael Schumaecker and Michael O. Hulley.  The terms of all nine directors currently serving on the Board of Directors will expire at the Annual Meeting.  The Board has nominated each of the nine current directors to stand for election to the Board at the Annual Meeting, each to serve until the Company’s next annual meeting of shareholders and until their successors are duly elected and qualified.

The election of each of the named nominees as a director of the Company requires the affirmative vote of a plurality of the votes cast by holders of Common Stock present in person (by means of remote communication) or represented by proxy at the meeting and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting “FOR” the election of the nominees named below as directors of the Company, to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE BOARD’S NINE NOMINEES.

Each of the individuals named as a nominee below has consented to being named in this Proxy Statement and to serve as a director of the Company if elected.  If any nominee is unable to stand for election when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees and for such person, if any, as shall be designated by the present Board of Directors to replace such nominee. The Board of Directors does not presently anticipate that any nominee will be unable to stand for election.

Information Concerning Directors and Nominees

The following information with respect to the principal occupation or employment, other affiliations, and business experience of each nominee during the last five years has been furnished to the Company by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years. All of the nominees are currently directors of the Company.

G. S. Beckwith Gilbert, age 80, has served as Non-Executive Chairman of the Board of Directors since August 9, 2019 and as a director of the Company since his election in 1997.  He previously held the position of Chairman of the Board from 1997 to August 2019.  Mr. Gilbert also serves as the Chairman of the Executive Committee of the Board.  Mr. Gilbert was appointed as Chief Executive Officer of the Company in October of 1998 and served as such until his retirement from that post on February 1, 2003. Mr. Gilbert is President and Chief Executive Officer of Field Point Capital Management Company, a merchant-banking firm, a position he has held since 1988. Mr. Gilbert is also Chairman Emeritus of the Board of Fellows of Harvard Medical School, a director of the Yale Cancer Center, and a member of the Council on Foreign Relations. Mr. Gilbert is a graduate of Princeton University (magna cum laude). He also received an MBA from New York University (evening sessions) and a MS in Immunology from Rockefeller University (with a focus on cancer). In addition, he is an honorary member of the Class of 2004 at Weill Cornell Medical College. Mr. Gilbert’s current service as Chairman of the Board and Chairman of the Executive Committee and prior service as Chief Executive Officer of the Company, as well as his prior board and executive management experience, allow him to provide in-depth knowledge of the Company and other valuable insight and knowledge to the Board.

Brian G. Cook, age 57, has served as Chief Executive Officer of the Company since February 2020, as President of the Company since June 2020, and as a director of the Company since November 26, 2018. Mr. Cook previously served as Chief Executive Officer and a member of the board of directors at CyFIR from September 2018 until January 2020.  Mr. Cook is currently a director at PTG Technologies. Mr. Cook has held the position of Vice President and General Manager Travel and Transportation at DXC Technology, where he led the integration of CSC’s and Hewlett Packard Enterprise Services transportation division into a single business unit at DXC, creating one of the world’s largest transportation technology services businesses serving airlines, airports, rail and logistics providers. During his 29 years of executive leadership, he has held a number of positions in the travel industry, including Vice President and General Manager, Travel and Transportation at Hewlett Packard, President, SITA Airline Solutions North America, Vice President, SITA Passenger Solutions, and Director, Information Technology at Star Alliance. Mr. Cook’s knowledge of the Company through his service as a director of the Company, as well as his executive leadership and business management experience in the transportation and travel sectors, allow him to bring valuable industry insight and knowledge to the Board.

Paul L. Graziani, age 64, has been a director of the Company since 1997.  Mr. Graziani is currently the Chairman of the Audit Committee of the Board.   He currently serves as Chief Executive Officer of AGI (an Ansys Company), a leading producer of commercially available analysis and visualization software for the aerospace, defense, and intelligence communities, a position he has held since January 1989. From AGI’s beginning, Mr. Graziani has spearheaded work practices that have earned local, state, and national recognition. AGI’s innovative work environment and the software produced there, have won several entrepreneurial excellence awards. Mr. Graziani is chairperson of the boards of Cesium, OneSky and ComSpOC and CEO of ComSpOC. He is a director emeritus of the United States Geospatial Intelligence Foundation (USGIF), a member of the board of governors of the Aerospace Industries Association (AIA), and an associate fellow of the American Institute of Aeronautics and Astronautics (AIAA). Mr. Graziani is also a former member of the board of governors for the Civil Air Patrol (CAP), and today he serves as chairperson of the Civil Air Patrol Foundation. Additionally, he serves as vice chairperson of the Federation of Galaxy Explorers (FOGE); is a life director of The Space Foundation; and previously served on the Advisory Board for Penn State Great Valley. Mr. Graziani earned a B.S. in biology from LaSalle College, but quickly pivoted his career by virtue of his software development skills, launching into satellite command and control systems with General Electric’s Space Division in 1980. Mr. Graziani’s knowledge of the Company through his service as a Director of the Company, as well as his experience as CEO of a software company, allow him to bring valuable insight and knowledge to the Board.

Kurt J. Ekert, age 51, has been a director of the Company since September 10, 2009, and has extensive global operating leadership and governance experience with a track record of growth and turnaround performance in global travel, tourism, and technology. Mr. Ekert became the President of Sabre Corporation, one of the world’s leading travel technolgoy companies, in early 2022.  Prior to joining Sabre, Mr. Ekert was the President and Chief Executive Officer of Carlson Wagonlit Travel (CWT), the world’s leading digital business travel management company, for five years.  Prior to CWT, Mr. Ekert was Chief Commercial Officer at Travelport, where he led the operational turnaround that enabled a successful IPO in 2014. He previously held senior executive roles at GTA and Orbitz Worldwide, as well as executive roles at Cendant and Continental Airlines. Mr. Ekert also held prior governance roles as Chairman of the U.S. Department of Commerce Travel & Tourism Advisory Board, and as a director of Carlson Travel Inc., eNett, the World Travel & Tourism Council, and the UNGA Global Partnership to End Violence Against Children. He also currently serves as a director of smarTours and ZYTLYN Technologies.  Mr. Ekert’s knowledge of the Company through his service as a Director of the Company, as well as his executive management and business experience in both travel and technology allow him to bring valuable insight and knowledge to the Board.

Richard L. Haver, age 77, has been a director of the Company since October 8, 2010. Mr. Haver retired from Northrop Grumman Corporation in December 2010 following 10 years of service with Northrop and the TRW component acquired by Northrop in 2002. His position at Northrop Grumman was Vice President for Intelligence Programs. He earned a B.A. degree in History from Johns Hopkins University in 1967. He served on active duty in the U.S. Navy from 1967 to 1973. In 1973, Mr. Haver became a civilian intelligence analyst in the Anti-Submarine Warfare Systems branch at the Naval Intelligence Support Center. In 1976, he was selected as a department head at the Navy Field Operational Intelligence

Office (“NFOIO”), and the next year became the Technical Director of the Naval Ocean Surveillance Information Center. He subsequently held the senior civilian position at NFOIO, serving as Technical Director until assuming the position of Special Assistant to the Director of Naval Intelligence in 1981. He was selected as Deputy Director of Naval Intelligence in June 1985, a position he held until 1989. Mr. Haver was selected by Secretary of Defense Dick Cheney in July 1989 to the position of Assistant to the Secretary of Defense for Intelligence Policy. From 1992 to 1995, he served as the Executive Director for Intelligence Community Affairs. In 1998, he assumed the duties of Chief of Staff of the National Intelligence Council and Deputy to the Assistant Director of Central Intelligence for Analysis and Production. In 1999, Mr. Haver joined TRW as Vice President and Director, Intelligence Programs. He led business development and marketing activities in the intelligence market area for their Systems & Information Technology Group. He also served as liaison to the group's strategic and tactical C3 business units, as well as TRW's Telecommunications and Space & Electronics groups. Mr. Haver was selected by Vice President Cheney to head the Administration's Transition Team for Intelligence and then selected by Secretary of Defense Donald Rumsfeld as the Special Assistant to the Secretary of Defense for Intelligence. He returned to the private sector in 2003. Mr. Haver is now consulting to both government and private industry associated with the national security and intelligence fields, as well as volunteer work, and service on various boards and panels. Mr. Haver’s knowledge of the Company through his service as a director of the Company, as well as his executive management and business experience in the intelligence field, allow him to bring valuable insight and knowledge to the Board.

Robert M. Stafford, age 80, has been a director of the Company since June 12, 2013. Mr. Stafford is currently the Chairman and CEO of Stafford Capital Management, where he has worked since 1986, and the Managing Partner of Pacific Management Ltd., where he has also worked since 1986. Mr. Stafford received a bachelor’s degree from Princeton University in 1963 and an MBA from Stanford Graduate School of Business in 1968. Mr. Stafford’s extensive financial experience allows him to bring valuable insight and knowledge to the Board.

Ronald V. Rose, age 70, has been a director of the Company since December 17, 2014. Mr. Rose now serves as CEO of Value Creation Strategies Holdings, LLC, an investment company focused on value creation through data analytics technologies. Formerly Mr. Rose was the Vice Chairman and CEO, of Decisyon, Inc., a company which accelerates business process improvement through the combination of collaborative business intelligence technologies and IoT analytics. Prior to Decisyon, Mr. Rose served as Senior Vice President of Dell.com at Dell Inc., where he ran a multi-billion-dollar B2B business unit. Prior to Dell, Mr. Rose served as Chief Information Officer of Priceline.com for eleven years during which time the company successfully made the transition from a pre-IPO startup to a multi-billion-dollar global travel company. Mr. Rose began his career at Delta Air Lines focusing on transaction systems. Mr. Rose holds a Bachelor of Science degree from Tulane University and the University of Aberdeen Scotland. Mr. Rose received a Master’s of Science in Information Technology from the Georgia Institute of Technology. Mr. Rose is a private pilot. Mr. Rose’s experience as CEO of a software company in the data analytics and collaborative decision-making technology sector allows him to bring valuable insight and knowledge to the Board.

Michael Schumaecker, age 77, was appointed to the Board of Directors in June 2017. Mr. Schumaecker is a retired partner of Pillsbury Winthrop Shaw Pittman LLP, an international law firm which focuses on the aviation, technology, energy and natural resources, financial services, real estate and construction, and travel and hospitality sectors. Mr. Schumaecker was a member of the law firm’s managing board for over six years and the leader of the law firm’s Finance practice group for over 10 years, a group that included the firm’s Banking, Derivatives, Energy & Infrastructure Projects, Trade Finance and Transportation Finance practices. He has extensive experience in complex cross-border asset-based financings, trade finance, and infrastructure projects, particularly in the aviation and energy industries. Mr. Schumaecker has over 30 years of experience acting as counsel to airlines and lenders in both financial and commercial matters, including aircraft purchases and sales, operating and finance leases, pre-delivery payment financing, receivables financings, airport modernization projects, ticket clearance systems, fleet replacements, joint ventures, debt restructurings and insolvency proceedings. Mr. Schumaecker received a B.A. from Georgetown University and then served as an officer in the U.S. Army. After military service, he earned his J.D. (cum laude) from Brooklyn Law School where he was Editor-in-Chief of the Law Review. He then attended New York University School of Law where he received an LL.M. (corporate law).  Mr. Schumaecker’s extensive financial and legal experience, specifically in the aviation industry allows him to bring valuable insight and knowledge to the Board.

Michael O. Hulley, age 65, was appointed as a director of the Company on July 8, 2020.  He brings over 40 years of industry and executive leadership skills. Since January 2019, Mr. Hulley has served as the CEO and Managing Partner of Aileron Strategic Advisors, which provides aviation and management expertise to private equity and consulting firms. Prior to Aileron Strategic Advisors, Mr. Hulley was the CEO of Navtech/Navblue, an Airbus company, from 2009 until his retirement on January 1, 2019. Mr. Hulley led Navtech to an eventual sale to Airbus in February of 2016. From 2002 until 2008, Mr. Hulley was the President and Global Leader of the Transportation Industry at EDS, where he led over 9,000 employees and was responsible for $1.9 billion in annual revenues. Prior to that, he was the Global Vice President and GM of IBM Travel and Transportation from 1997 until 2002, leading 3,500 employees and managing $2.7 billion in annual turnover. In this role, he won the Lou Gerstner Chairman’s award. Mr. Hulley’s career started at Delta Air Lines and then continued to United Airlines and Galileo International, where he led the Covia Technologies AI Group which was sold to Siemens in 1995. Mr. Hulley completed his undergraduate studies at the University of Memphis in Civil Engineering and was named a DEC Fellow in Artificial Intelligence after attending a fellowship program at MIT and Harvard Universities. He holds executive management certificates from both the Harvard and Columbia Business Schools. Mr. Hulley currently works with non-profits and is a member of several travel and hotel advisory boards and is a former member of the U.S. Department of Transportation’s ITS (Intelligent Transportation Systems) Steering Committee. Mr. Hulley’s extensive experience advising companies in the aviation industry allows him to bring valuable insight and knowledge to the Board.

Board of Directors and Committees

During the fiscal year ended October 31, 2021, the Board of Directors held six regularly scheduled meetings and had no special meetings. During fiscal year 2021, seven directors attended at least 75% of the aggregate of the total number of Board meetings and total number of Board Committee meetings on which they served. Two directors attended 67% of the meetings.  From time to time, the Board of Directors also acts by unanimous written consent and, during fiscal year 2021, the Board of Directors acted by unanimous written consent one time. The Company does not have a policy with regard to director attendance at annual meetings of shareholders.

Although the Company is not listed on the NASDAQ Stock Market (“NASDAQ”), the Board of Directors has determined, after considering all the relevant facts and circumstances, that Mr. Graziani, Mr. Ekert, Mr. Haver, Mr. Stafford, Mr. Rose, Mr. Schumaecker and Mr. Hulley are each an independent director, as “independence” is defined by applicable NASDAQ listing standards.

The Board of Directors presently has standing Audit, Compensation, Technology Advisory, and Executive Committees, the current membership and principal responsibilities of which are described below. The Board of Directors does not have a formal Nominating Committee; however, all of the directors who meet the nomination committee independence requirements of the NASDAQ listing standards, review and approve all director nominees presented to the Board of Directors. The Board has also determined that Mr. Gilbert and Mr. Cook are not independent under the applicable NASDAQ Rules for nominating committee independence.

Audit Committee

The Board of Directors has appointed an Audit Committee, consisting of the following members: Mr. Graziani, Mr. Ekert, Mr. Haver, Mr. Stafford, and Mr. Schumaecker.

The Audit Committee’s responsibilities include the following: approve the independent registered public accounting firm to be retained by the Company; meet with the Company’s independent registered public accounting firm several times annually to review the scope and the results of the annual audit; receive and consider the auditors’ comments as to internal controls, accounting staff, management performance, and procedures performed as well as results obtained in connection with the audit; and periodically review and approve major accounting policies and significant internal control procedures. In addition, the Audit Committee reviews the independence of the independent registered public accounting firm and its fee for services rendered to the Company and discusses with the independent registered public accounting firm any other audit-related matters that may arise during the year. The members of the Audit Committee have been appointed by the Board of Directors. The Board of Directors has determined that all of the Audit Committee members meet the applicable independence requirements of the NASDAQ listing standards.

The Audit Committee held five meetings during fiscal year 2021. The Board of Directors has adopted a Charter to set forth the Audit Committee’s responsibilities. The Audit Committee Charter is available on the Company’s website at www.passur.com/who-we-are-investors-committees.htm.

Report of the Audit Committee:

The purpose of the Audit Committee is to assist our Board of Directors with the oversight of the integrity of the financial statements of the Company, the Company’s compliance with legal and regulatory matters, the independent registered public accounting firm’s qualifications and independence, and the performance of our Company’s independent registered public accounting firm. The Audit Committee oversees the Company’s accounting and financial reporting process and audits of the financial statements of the Company on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion that the financial statements are in conformity with generally accepted accounting principles in the United States.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended October 31, 2021 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee discussed with the Company’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and other such matters as are required to be discussed with the independent registered public accounting firm pursuant to Public Company Accounting Oversight Board (“PCAOB”) Accounting Standard No. 1301: Communications with Audit Committees. In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors’ independence from management. The Company and the Audit Committee have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee held five meetings during fiscal year 2021.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended October 31, 2021, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of the Company’s independent registered public accounting firm.

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

Respectfully submitted,

Paul L. Graziani, Audit Committee Chair

Kurt J. Ekert, Audit Committee Member

Richard L. Haver, Audit Committee Member

Robert M. Stafford, Audit Committee Member

Michael Schumaecker, Audit Committee Member

Compensation Committee

Members: Mr. Stafford, Mr. Rose, Mr. Schumaecker, Mr. Haver and Mr. Hulley.  Mr. Hulley was appointed to the Compensation Committee effective September 23, 2021, while Mr. Ekert stepped down from the Compensation Committee effective September 23, 2021.

The Compensation Committee determines salaries, bonuses, and incentive compensation for the Company’s executive officers and has authority to recommend awards of stock options, stock bonuses, and other equity-based compensation to executives, employees, and consultants under the Company’s 2009 Stock Incentive Plan, as amended in fiscal years 2017, 2011 and 2010 (the “2009 Plan”), and its 2019 Stock Incentive Plan, effective February 26, 2019, as amended on July 22, 2020 and August 16, 2021 (the “2019 Plan”). The Compensation Committee also determines compensation levels and performs such other functions regarding compensation as the Board of Directors may delegate. The members of the Compensation Committee have been appointed by the Board of Directors. The Board of Directors has determined that all of the Compensation Committee members meet the independence requirements of the applicable NASDAQ listing standards. The Compensation Committee did not hold any formal separate committee meetings during fiscal year 2021. However, during fiscal year 2021, informal discussions with one or more of the Compensation Committee members were held and any actions taken as a result of those discussions were subsequently approved by the Board of Directors. From time to time, the Compensation Committee also acts by unanimous consent and, during fiscal year 2021, the Compensation Committee acted zero times by unanimous consent. Mr. Stafford has been Chairman of the Compensation Committee since September 23, 2021.

The Company did not employ a compensation consultant during fiscal year 2021.

The Board of Directors has adopted a Charter to set forth the Compensations Committee’s responsibilities. The Compensation Committee Charter is available on the Company’s website at www.passur.com/who-we-are-investors-committees.htm.

Executive Committee

Members: Mr. Gilbert, Mr. Graziani and Mr. Ekert.

The Executive Committee was established in October 1998. The Executive Committee’s primary function is to assist management in formulating the Company’s strategy and to perform such other duties as may be designated by the Board of Directors. The Executive Committee did not hold any meeting during fiscal year 2021. Mr. Gilbert has been Chairman of the Executive Committee since February 24, 2015.

Technology Advisory Committee

Members: Mr. Rose, Mr. Graziani, and Mr. Haver.

The Technology Advisory Committee was established in October 2010. The Committee’s primary function is to advise the Company on technology issues that may affect the Company in the future and develop strategies to address these issues. The Technology Advisory Committee reports to the Board of Directors periodically. The Technology Advisory Committee did not hold any meetings during fiscal year 2021. Mr. Rose has been Chairman of the Technology Advisory Committee since April 5, 2017.

Nominating Committee

The Board of Directors does not believe that a separate nominating committee is necessary to ensure proper evaluation of candidates, given the size of the Company. Currently, the Board of Directors performs the functions typical of a nominating committee, including the identification, recruitment, and selection of nominees for election as directors of the Company. Director nominees are evaluated by the Company’s directors who meet the nominating committee independence requirements of the NASDAQ listing standards. The Board has determined that Mr. Gilbert and Mr. Cook are not independent under the applicable NASDAQ Rules for nominating committee independence.  In selecting nominees for the Board of Directors, the Company seeks to identify individuals who have the business background and experience, industry specific knowledge and general reputation, and expertise that would allow them to contribute as effective directors to the Company’s governance, and who are willing to serve as directors of a public company. The Board of Directors has no formal policy on the consideration to be given to diversity in the nomination process, other than to seek candidates who have skills and experience that are appropriate to the position and complementary to those of the other Board members or candidates using the criteria identified above.

The Company does not have a specific policy on shareholder-recommended director candidates. The Board of Directors believes it is appropriate for the Company not to have such a policy because it prefers to identify and evaluate potential candidates on a case-by-case basis. However, the Board of Directors will consider director nominations made by shareholders. The Board of Directors’ process for evaluating directors nominated by shareholders is the same as the process for evaluating any other director nominees. Shareholders wishing to submit director nominee recommendations for the 2023 Annual Meeting of Shareholders should submit such nominee recommendations via registered, certified, or express mail to the Corporate Secretary, Sean Doherty, PASSUR Aerospace, Inc., 3452 Lake Lynda Drive, Suite 190, Orlando, Florida, 32817, by November 18, 2022. Any such shareholder must meet the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and must submit, within the same time frame for submitting a shareholder proposal required by Rule 14a-8(e): (1) evidence in accordance with Rule 14a-8(e) of compliance with the shareholder eligibility requirements; (2) the written consent of the candidate(s) for nomination as a director; (3) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director; and (4) all information regarding the candidate(s) and the shareholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that applies to all officers, directors, and employees of the Company regarding their obligations in the conduct of Company affairs. The Company’s Code of Ethics and Business Conduct is available on the Company’s website at www.passur.com.

Shareholder Communications

Our shareholders may communicate directly with the members of the Board of Directors or the individual chairperson of standing Board committees by writing to those individuals at the following address: PASSUR Aerospace, Inc., 3452 Lake Lynda Drive Suite 190, Orlando, FL, 32817. The Company’s general policy is to forward, and not intentionally screen, any mail received at the Company’s corporate office that is sent directly to an individual unless the Company believes the communication may pose a security risk.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board of Directors and Chief Executive Officer are currently held by different persons. The Board of Directors believes that having a separate Chairman allows the Chief Executive Officer to focus on the day-to-day management of the Company while enabling the Board of Directors to maintain an independent perspective on the activities of the Company and executive management.

The Company’s senior management manages the day-to-day risks facing the Company under the oversight and supervision of the Board of Directors, which oversees the Company’s risk management strategy, focusing on the adequacy of the Company’s risk management and mitigation processes. The Board of Directors’ role in the risk oversight process includes receiving regular reports from senior management on areas of material risk, including operations, financial, legal, regulatory, strategic, and reputational risks. The full Board receives these reports to enable it to understand the Company’s risk identification, risk management, and risk mitigation strategies. While the full Board is ultimately responsible for risk oversight at the Company, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. In performing its functions, the Audit Committee has access to management and is able to engage advisors, if deemed necessary. The Board of Directors receives regular reports from the Audit Committee regarding its areas of focus.

Compensation Committee Interlocks and Insider Participation

None of the current members of the Compensation Committee is an officer or employee of the Company or its subsidiary. During fiscal year 2021, none of the Company’s executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director or member of our Compensation Committee. No interlocking relationship, as defined by the Securities Exchange Act of 1934, as amended, exists between the Company’s Board of Directors or Compensation Committee, and the board of directors or compensation committee of any other company.

Executive Officers

The Company’s current executive officers are Mr. Cook and Mr. Doherty. Mr. Doherty was appointed Executive Vice President of Finance and Administration on December 14, 2020.  For information with respect to Mr. Cook, who also serves as a director of the Company, see “Election of Directors – Information Concerning Directors and Nominees,” above.

Sean Doherty, age 49, joined the Company as Executive Vice President of Finance and Administration in December 2020. Mr. Doherty previously served as Chief Financial Officer of Navblue Inc. from 2014 until his departure in December 2020.  Prior to being named Chief Financial Officer, Mr. Doherty held the position of Vice President Finance at Navtech, predecessor company to Navblue, from 2011 to 2014, and was Director of Finance/Corporate Controller at Navtech from 2007 to 2011.  Prior to joining Navtech, Mr. Doherty worked at Photowatt Technology (a division of ATS Automation), Look Communications, and D&B Receivable Management Services in various senior finance roles.

COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers

In accordance with SEC rules, the Company provides enhanced disclosure of certain compensation arrangements with our “named executive officers,” which are defined by SEC rules to include the following individuals, each of whom served as an executive officer of the Company during fiscal year 2021.

Name	Position
Brian G. Cook	Chief Executive Officer (effective February 12, 2020) and President (effective June 30, 2020)
Sean Doherty	Executive Vice President of Finance and Administration (effective December 14, 2020)
Louis J. Petrucelly	Senior Vice President, Chief Financial Officer, Treasurer and Secretary (resigned effective November 13, 2020)
Michael Henne	Chief Commercial Officer (effective September 29, 2020, resigned effective July 31, 2021)

COMPENSATION PHILOSOPHY AND OBJECTIVES OF OUR EXECUTIVE COMPENSATION PROGRAM

The Compensation Committee is responsible for setting and monitoring the effectiveness of the compensation provided to the Company’s named executive officers. In its decision-making, the Compensation Committee is guided by a compensation philosophy designed to reward named executive officers for the achievement of business goals and the maximization of shareholder returns. Specific levels of pay and incentive opportunity are determined by the competitive market for executive talent and, where appropriate, the need to invest in the future growth of the business. The compensation program, which provides incentives for named executive officers to achieve the short-term and long-term goals of the Company, comprises four key components: base salary, annual bonus awards, stock option awards, and benefits.

Base Salary – Actual salaries are based on individual performance contributions within a tiered salary range for each position that is established through job evaluation and competitive comparisons.

As part of a series of measures taken by the Company in response to the ongoing global economic challenges and uncertainties attributable to the COVID-19 pandemic, the Compensation Committee approved certain temporary reductions in the annual base salary for certain of the Company’s named executive officers during fiscal year 2020 and continuing into fiscal 2021, as described below.

Annual Bonus Awards – The Company does not have a formal bonus program for its named executive officers. Bonus awards for named executives are determined by the Compensation Committee on a case-by-case basis and based on Company performance.

Stock Option and Restricted Stock Unit Awards – The Compensation Committee strongly believes that by providing named executive officers an opportunity to own shares of the Company’s Common Stock, the best interests of shareholders and executives will be closely aligned. The number of outstanding stock options and restricted stock unit awards held by our named executive officers as of October 31, 2021 is disclosed in the “Outstanding Equity Awards at Fiscal Year-End 2021” table, below.

Benefits – Executive officers are eligible to participate in benefit programs designed for all full-time employees of the Company. These programs include a 401(k) plan, medical, dental, vision, group life, disability, and accidental death and dismemberment insurance.

Analysis of Fiscal Year 2021 Compensation Decisions

The Compensation Committee determines eligibility for annual salary increases and bonus awards for the Company’s named executives, which are not determined pursuant to a specific formula but are based upon its evaluation of overall performance, compensation levels provided to other Company executives, and years of service with the Company.

As part of a series of measures taken by the Company in response to the global economic challenges and uncertainties attributable to the COVID-19 pandemic during fiscal year 2020 and continuing into fiscal 2021, the Compensation Committee approved certain temporary reductions in the annual base salary for certain of the Company’s executive officers, effective as of April 27, 2020, as follows: (i) the annual base salary of Mr. Cook, the Company’s current Chief Executive Officer and President and a director, was reduced from $325,000 to $243,750, through May 21, 2021, when his annual base salary was restored to $325,000; and (ii) the annual base salary of Mr. Petrucelly, who served as the Company’s Senior Vice President, CFO, Treasurer and Secretary until his resignation from all of his positions with the Company as of November 13, 2020, was reduced from $260,000 to $195,000.

Summary Compensation Table

The following table sets forth the compensation of the Company’s named executive officers in 2021 for fiscal years 2021 and 2020.

Name and principal position	Fiscal Year	Salary		Bonus		Restricted Stock Unit awards (1)	Stock option awards (2)	All other compensation		Total

Brian G. Cook	2021	$283,750		-		$110,250	-	$-		$394,000
President (effective June 30, 2020) and	2020	$188,125	(3)	$10,000	(4)	-	$343,300	500	(5)	$541,925
Chief Executive Officer (effective February
12, 2020)
(Principal Executive Officer)

Sean Doherty	2021	$179,692		-		$25,200	$26,000	$-		$230,892
Executive Vice President of Finance and
Administration (effective December 14, 2020)
(Principal Financial Officer)

Louis J. Petrucelly	2021	$41,250	(6)	-		-	-	$-		$41,250
Former Senior Vice President,	2020	$227,500	(6)	-		-	-	-		$227,500
Chief Financial Officer, Treasurer and
Secretary
(resigned effective November 13, 2020)

Michael Henne	2021	$134,615	(7)	-		-	-	$-		$134,615
Chief Commercial Officer	2020	$84,135	(7)	-		-	$21,640	$-		$105,775
(effective September 29, 2020, resigned effective July 31, 2021)

(1)Represents the fair market value of the restricted stock unit awards equal to the closing price of the Company’s common stock at the date of the grant, based upon the total shares awarded.  The restricted stock unit awards vest ratably over three years.

(2)Represents the grant date fair value of stock options in accordance with FASB ASC Topic 718, rather than an amount paid to, or realized by, the named executive officer. In fiscal year 2021, in connection with his appointment as Chief Financial Officer on December 14, 2020, Mr. Doherty was awarded stock options under the 2019 Plan to purchase a total of 100,000 shares of the Company’s Common Stock at an exercise price of $0.29 per share, with a grant date fair value of $26,000.  The amounts for these stock option awards were granted to Mr. Doherty based upon an overall compensation package upon Mr. Doherty’s appointment as Executive Vice President Finance and Administration in December 2020.  In fiscal year 2020, in connection with his appointment as Chief Executive Officer on February 12, 2020, Mr. Cook was awarded stock options under the 2019 Plan to purchase a total of 500,000 shares of the Company’s Common Stock at exercise prices for each 100,000 option shares at $1.05 per share, $2.00 per share, $2.50 per share, $3.00 per share and $3.50 per share, with a grant date fair value of $343,300.  The amounts for these stock option awards were granted to Mr. Cook based upon an overall compensation package upon Mr. Cook’s appointment as Chief Executive

Officer in February 2020.  Also in fiscal year 2020, Mr. Henne was awarded stock options under the 2019 Plan to purchase a total of 40,000 shares of the Company’s Common Stock at an exercise price of $0.69 per share, with a grant date fair value of $21,640.  The amounts for these stock option awards expired 90 days following Mr. Henne’s resignation from the Company on July 31, 2021.  See “Stock-Based Compensation” in Note 1 to the consolidated financial statements in the Company’s Form 10-K for the fiscal year ended October 31, 2021, for assumptions made in calculating these amounts.

(3)Represents compensation paid to Mr. Cook as the Company’s Chief Executive Officer in the amount of $188,125. Mr. Cook was appointed as the Company’s Chief Executive Officer, effective as of February 12, 2020, and as President, effective as of June 30, 2020. Pursuant to his employment agreement, dated as of February 12, 2020, Mr. Cook is entitled to an annual base salary of $325,000 (subject to potential annual increases, as determined by the Board of Directors). During fiscal year 2020, as part of a series of measures taken by the Company in response to the ongoing global economic challenges and uncertainties attributable to the COVID-19 pandemic, the Compensation Committee approved a temporary reduction in the annual base salary for Mr. Cook from $325,000 to $243,750, effective as of April 27, 2020, continuing through May 21, 2021, at which time Mr. Cook’s full annual base salary was restored.  Mr. Cook does not receive additional compensation for his services as the Company’s President.

(4)Represents a one-time sign-on cash bonus in the amount of $10,000 paid to Mr. Cook in connection with his appointment as the Company’s CEO.

(5)Represents payments to Mr. Cook for his attendance at Board of Director meetings during fiscal year 2020.

(6)Represents compensation paid to Mr. Petrucelly for his service as the Company’s Senior Vice President, Chief Financial Officer, Treasurer and Secretary until his resignation on November 13, 2020. During fiscal year 2020, as part of a series of measures taken by the Company in response to the ongoing global economic challenges and uncertainties attributable to the COVID-19 pandemic, the Compensation Committee approved a temporary reduction in the annual base salary for Mr. Petrucelly from $260,000 to $195,000, effective as of April 27, 2020 through his resignation on November 13, 2020.

(7)Represents compensation paid to Mr. Henne as Vice President, Sales, from May 4, 2020 through September 29, 2020 in the amount of $63,943 and compensation paid as Chief Commercial Officer from September 29, 2020 in the amount of $20,192.  Mr. Henne resigned from his positions with the Company effective July 31, 2021.

FISCAL YEAR 2021 GRANTS OF PLAN-BASED AWARDS

Mr. Cook and Mr. Doherty are the only named executive officers who were granted restricted stock unit awards during fiscal year 2021.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2021

Name	Date of Grant		Number of Securities underlying unexercised stock options - exercisable		Number of securities underlying unexercised stock options - unexercisable (1)	Equity incentive plan awards: number of securities underlying unexercised unearned stock options (#)	Stock option exercise price ($)	Stock option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($) (6)

Brian G. Cook	11/26/2018	(2)	12,000		18,000	-	$1.45	11/26/2028	-	$9,900
	2/12/2020	(3)	20,000		80,000	-	$1.05	2/12/2030	-	$44,000
	2/12/2020	(3)	20,000		80,000	-	$2.00	2/12/2030	-	$44,000
	2/12/2020	(3)	20,000		80,000	-	$2.50	2/12/2030	-	$44,000
	2/12/2020	(3)	20,000		80,000	-	$3.00	2/12/2030	-	$44,000
	2/12/2020	(3)	20,000		80,000	-	$3.50	2/12/2030	-	$44,000
	10/22/2021		-	(4)	-	-	$-	-	175,000	$96,250

Sean Doherty	12/14/2020	(5)	-		100,000	-	$0.29	12/14/2030	-	$55,000
	10/22/2021		$-	(4)	-	-	$-	-	40,000	$22,000

(1)All stock options held by named executive officers above are exercisable ratably over a five-year period following the applicable grant date. Stock options expire after the tenth anniversary of the grant date. No unvested stock awards or other equity incentive plan awards (other than stock options) for named executive officers were outstanding at the end of fiscal year 2020. As of October 31, 2021, the aggregate number of outstanding stock option awards held by named executive officers were as follows: (i) Mr. Cook: 530,000 stock options, of which 112,000 were vested; and (ii) Mr. Doherty: 100,000 stock options, none of which were vested.

(2)Represents 30,000 stock options granted to Mr. Cook under the 2009 Plan, which vest in equal annual installments over a five-year period on the anniversary of grant. Of the aforementioned stock options, 12,000 stock options were vested and 18,000 stock options were unvested as of October 31, 2021.

(3)Represents 500,000 stock options in the aggregate granted to Mr. Cook under the 2019 Plan, which options vest in equal annual installments over a five-year period on the anniversary of grant. The stock options are exercisable at the following exercise prices: (i) 100,000 options have an exercise price of $1.05 per share; (ii) 100,000 options have an exercise price of $2.00 per share; (iii) 100,000 options have an exercise price of $2.50 per share; (iv) 100,000 options have an exercise price of $3.00 per share; and (v) 100,000 options have an exercise price of $3.50 per share. Of the aforementioned stock options, 100,000 stock options were vested and 400,000 stock options were unvested as of October 31, 2021.

(4)Represents restricted stock unit awards which vest 33 1/3% per year at the anniversary of date of grant.

(5)Represents 100,000 stock options granted to Mr. Doherty under the 2019 Plan, which vest in equal annual installments over a five-year period on the anniversary of grant. All of the 100,000 stock options were unvested as of October 31, 2021.

(6)Market value was calculated based upon the stock price at the last trading day of the fiscal year ended October 31, 2021.

PENSION BENEFITS AND NONQUALIFIED DEFERRED COMPENSATION

The Company does not maintain any defined benefit pension plans or nonqualified deferred compensation plans for its named executive officers.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

All named executive officers of the Company for fiscal year 2021, with the exception of Brian Cook and Sean Doherty, as described below, were employed on an at-will basis. There were no contracts, agreements, plans, or arrangements that provide for payments to a named executive officer at, following, or in connection with any termination or change in the named executive officer’s responsibilities, except as described below.

On February 12, 2020, in connection with Mr. Cook’s appointment as CEO of the Company, the Company and Mr. Cook entered into an employment agreement (the “Cook Employment Agreement”). Pursuant to the Cook Employment Agreement, the Company has agreed to employ Mr. Cook, and Mr. Cook has agreed to be employed by the Company, as CEO for a period commencing on February 12, 2020 and continuing until February 12, 2022 (unless Mr. Cook’s employment is earlier terminated in accordance with the Cook Employment Agreement). In February 2022, the Board of Directors approved the renewal of the Cook Employment Agreement, on terms similar to the expiring agreement and continuing until February 12, 2024.  In addition to his position as CEO, Mr. Cook will serve as a director of the Company during the period of his employment with the Company. Pursuant to the Cook Employment Agreement, Mr. Cook was awarded stock options under the 2019 Plan to purchase 500,000 shares of the Company’s Common Stock, which vest ratably over a five-year period.

Pursuant to the Cook Employment Agreement, in the event of a termination of Mr. Cook’s employment during the employment term for any reason (including due to death or disability), or after the expiration of the term, Mr. Cook (or his estate) will be entitled to all accrued and unpaid base salary through the date of termination, any earned but unpaid annual bonus in respect to any fiscal year completed prior to the date of termination, any accrued but unpaid benefits under the Company’s employee benefit plans through the date of termination, and any unpaid expense reimbursement through the date of termination (collectively, the “Accrued Obligations”).

In the event of a termination of Mr. Cook’s employment before the expiration of the term other than for “Cause” (as defined in the Cook Employment Agreement) or due to disability, subject to Mr. Cook signing a release in customary form, he will be entitled to the Accrued Obligations, plus a cash severance benefit equal to the total of Mr. Cook’s then current annual base salary that would have been payable, but for such termination, during the 12-month period following the date of termination (the “Severance Period”), payable in substantially equal proportionate installments during the Severance Period. Mr. Cook will also be entitled to continued participation during the Severance Period in all welfare benefit plans that cover Mr. Cook (and his eligible dependents), to the extent available to former employees of the Company. In addition, if less than 200,000 stock options (of the 500,000 stock options granted to Mr. Cook in connection with his appointment as CEO) have vested prior to the date of termination, then a number of Mr. Cook’s then outstanding unvested stock options will immediately become fully vested and exercisable, so that a total of 200,000 stock options shall have become vested, effective as of the date of termination. The balance of Mr. Cook’s unvested options will be cancelled.

In the event of a termination of Mr. Cook’s employment other than for “Cause” or due to disability within six months following a “Change in Control” (as defined in the Cook Employment Agreement), subject to Mr. Cook signing a release in customary form, he will be entitled to the same payments and benefits as in the event of a termination before the expiration of the Term other than for “Cause” or due to death or disability, except that all of Mr. Cook’s then outstanding unvested stock options will be accelerated and will immediately become fully vested and exercisable, effective as of the date of termination.

On December 18, 2020, the Board of Directors approved the appointment of Mr. Doherty as Executive Vice President of Finance and Administration of the Company. In connection with Mr. Doherty’s appointment as Executive Vice President of Finance and Administration of the Company, the Company and Mr. Doherty entered into an employment agreement, effective December 14, 2020 (the “Doherty Employment Agreement”). Pursuant to the Doherty Employment Agreement, Mr. Doherty received a grant of stock options under the 2019 Plan to purchase 100,000 shares of the Company’s Common Stock. The options will have a vesting period of five years and be exercisable for an exercise price of $0.29, equal to the closing price of the Common Stock on Mr. Doherty’s first full day of employment.

Pursuant to the Doherty Employment Agreement, in the event of a termination of Mr. Doherty’s employment without cause by the Company and without advance notice, the Company shall pay Mr. Doherty (i) a severance payment to which Mr. Doherty is entitled to upon such termination under the Employment Standards Act, 2000 (Ontario) (the “ESA”) or (ii) the termination pay and severance pay to which Mr. Doherty is entitled upon such termination under the ESA (the “Severance Payment”), less required deductions. Upon receipt of the Severance Payment, Mr. Doherty shall be deemed to release the Company, its affiliates and their respective representatives from all actions arising from the Company’s employment of Mr. Doherty or the termination of such employment.

Certain named executive officers of the Company have been granted stock option awards and restricted stock unit awards under the 2019 Plan, as described herein. Under the 2019 Plan, in the event of a “Change of Control” (as defined in the Plan), (a) all outstanding stock options awarded under such Plan shall become fully exercisable and vested and (b) the restrictions and deferral limitations applicable to any outstanding restricted stock unit awards under such Plan shall lapse and such awards shall be deemed fully vested.

DIRECTOR COMPENSATION

Directors who are not employees of the Company are paid $500 for each Board of Directors and committee meetings attended in person, except for Mr. Gilbert, who currently receives $50,000 per year for his services as Non-Executive Chairman of the Board, in lieu of receiving meeting fees. Mr. Cook, as the current Chief Executive Officer and President and a director of the Company, receives meeting fees for his service as a director.  Directors are reimbursed for expenses they incur to attend meetings of the Board of Directors and its committees.

Since his appointment as Non-Executive Chairman of the Board of Directors, effective August 12, 2019, and until April 27, 2020, Mr. Gilbert received cash compensation at a rate of $100,000 per year in recognition of his contributions to the Company, including assistance with respect to the Company’s growth opportunities and customer relationships, as well as for his services as Non-Executive Chairman of the Board, in lieu of meeting fees received by the other non-employee directors. Beginning during fiscal year 2020 and continuing throughout fiscal 2021, as part of a series of measures taken by the Company in response to the ongoing global economic challenges and uncertainties attributable to the COVID-19 pandemic, Mr. Gilbert’s compensation for his services as Non-Executive Chairman of the Board was reduced from $100,000 per year to $50,000 per year, effective as of April 27, 2020.  On October 22, 2021, Mr. Gilbert received a restricted stock unit award of 30,000 shares of the Company’s Common Stock under the 2019 Plan, with a grant date fair market value of $18,900, that vest ratably over a three-year period.

Mr. Graziani was awarded stock options to purchase 30,000 shares of the Company’s Common Stock to compensate him for his service on the Board of Directors on April 16, 2002. On September 12, 2005, Mr. Graziani was awarded stock options to purchase 25,000 shares of the Company’s Common Stock to compensate him for his service on the Executive Committee. On April 13, 2006, to compensate Mr. Graziani for his services as Chairman of the Audit Committee, Mr. Graziani was awarded stock options to purchase an additional 25,000 shares of the Company’s Common Stock. Each of Mr. Graziani’s stock option awards were granted under the Company’s 1999 Stock Incentive Plan, which expired on March 22, 2009.  All of the aforementioned stock options vested ratably over a three-year period and were exercised during fiscal year 2010. On October 22, 2021, Mr. Graziani received a restricted stock unit award of 30,000 shares of the Company’s Common Stock under the 2019 Plan, with a grant date fair market value of $18,900, that vest ratably over a three-year period.

Mr. Ekert was awarded stock options under the 2009 Plan to purchase 30,000 shares of the Company’s Common Stock, which vested ratably over a five-year period, upon joining the Board of Directors on September 14, 2009. The 30,000 stock option award was granted to Mr. Ekert pursuant to the Company’s practice of granting stock options to a new director upon joining the Board of Directors. The aforementioned options expired unexercised on September 14, 2019.  On April 5, 2017, to compensate Mr. Ekert for his services as Chairman of the Compensation Committee, Mr. Ekert was awarded stock options under the 2009 Plan to purchase an additional 30,000 shares of the Company’s Common Stock. On August 3, 2021, to compensate Mr. Ekert for his services as non-executive Vice Chairman of the Company, Mr. Ekert was awarded stock options under the 2019 Plan to purchase an additional 100,000 shares of the Company’s Common Stock.  Of the aforementioned stock options, 24,000 stock options were vested and 106,000 stock options were unvested as of October 31, 2021.  On October 22, 2021, Mr. Ekert received a restricted stock unit award of 30,000 shares of the Company’s Common Stock under the 2019 Plan, with a grant date fair market value of $18,900, that vest ratably over a three-year period.

Mr. Haver was awarded stock options under the 2009 Plan to purchase 30,000 shares of the Company’s Common Stock, which vested ratably over a five-year period, upon joining the Board of Directors on October 8, 2010. The 30,000 stock option award was granted to Mr. Haver pursuant to the Company’s practice of granting stock options to a new director upon joining the Board of Directors. The aforementioned stock options expired unexercised on October 8, 2020.  On October 22, 2021, Mr. Haver received a restricted stock unit award of 25,000 shares of the Company’s Common Stock under the 2019 Plan, with a grant date fair market value of $15,750, that vest ratably over a three-year period.

Mr. Stafford was awarded stock options under the 2009 Plan to purchase 30,000 shares of the Company’s Common Stock, which vested ratably over a five-year period, upon joining the Board of Directors on June 12, 2013. The 30,000-stock option award was granted to Mr. Stafford pursuant to the Company’s practice of granting stock options to a new director upon joining the Board of Directors.  The aforementioned stock options are fully vested and outstanding.  On October 22, 2021, Mr. Stafford received a restricted stock unit award of 25,000 shares of the Company’s Common Stock under the 2019 Plan, with a grant date fair market value of $15,750, that vest ratably over a three-year period.

Mr. Rose was awarded stock options under the 2009 Plan to purchase 30,000 shares of the Company’s Common Stock, which vested ratably over a five-year period, upon joining the Board of Directors on December 17, 2014. The 30,000 stock option award was granted to Mr. Rose pursuant to the Company’s practice of granting stock options to a new director upon joining the Board of Directors. On April 5, 2017, to compensate Mr. Rose for his services as Chairman of the Technology Committee, Mr. Rose was awarded stock options under the 2009 Plan to purchase an additional 30,000 shares of the Company’s Common Stock. Of the aforementioned stock options, 54,000 stock options were vested and 6,000 stock options were unvested as of October 31, 2021.  On October 22, 2021, Mr. Rose received a restricted stock unit award of 25,000 shares of the Company’s Common Stock under the 2019 Plan, with a grant date fair market value of $15,750, that vest ratably over a three-year period.

Mr. Schumaecker was awarded stock options under the 2009 Plan to purchase 30,000 shares of the Company’s Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on June 21, 2017. The 30,000 stock option award was granted to Mr. Schumaecker pursuant to the Company’s practice of granting stock options to a new director upon joining the Board of Directors. Of the aforementioned stock options, 24,000 stock options were vested and 6,000 stock options were unvested as of October 31, 2021.  On October 22, 2021, Mr. Schumaecker received a restricted stock unit award of 25,000 shares of the Company’s Common Stock under the 2019 Plan, with a grant date fair market value of $15,750, that vest ratably over a three-year period.

Mr. Cook was awarded stock options under the 2009 Plan to purchase 30,000 shares of the Company’s Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on November 26, 2018. The 30,000 stock option award was granted to Mr. Cook pursuant to the Company’s practice of granting stock options to a new director upon joining the Board of Directors. Of the aforementioned stock options, 12,000 stock options were vested and 18,000 stock options were unvested as of October 31, 2021.  In connection with his appointment as CEO, on February 12, 2020, Mr. Cook was awarded stock options under the 2019 Plan to purchase 500,000 shares of the Company’s Common Stock, which vest ratably over a five-year period on the anniversary of grant and are exercisable at the following exercise prices: 100,000 options have an exercise price of $1.05 per share, 100,000 options have an exercise price of $2.00 per share, 100,000 options have an exercise price of $2.50 per share, 100,000 options have an exercise price of $3.00 per share, and the remaining 100,000 options have an exercise price of $3.50 per share. Of the aforementioned stock options granted on February 12, 2020, 100,000 stock options were vested and 400,000 stock options were unvested as of October 31, 2021.  On October 22, 2021, Mr. Cook received a restricted stock unit award of 175,000 shares of the Company’s Common Stock under the 2019 Plan, with a grant date fair market value of $110,250, that vest ratably over a three-year period.

Mr. Hulley, who was appointed as a director of the Company in July 2020, was awarded stock options under the 2019 Plan to purchase 30,000 shares of the Company’s Common Stock, which vest in equal installments over a five-year period, with the first installment vesting on January 8, 2022 and remaining installments vesting on July 8, 2022, July 8, 2023, July 8, 2024 and July 8, 2025.  The options are exercisable at an exercise price of $0.28 per share.  All of the stock options currently remain unvested.  On October 22, 2021, Mr. Hulley received a restricted stock unit award of 25,000 shares of the Company’s Common Stock under the 2019 Plan, with a grant date fair market value of $15,750, that vest ratably over a three-year period.

FISCAL YEAR 2021 DIRECTORS’ COMPENSATION

The following table sets forth information concerning the compensation of the Company’s directors for fiscal year 2021. For information regarding Mr. Cook, who served as a named executive officer in fiscal year 2021, see “Analysis of Fiscal Year 2021 Compensation Decisions” above

Name	Compensation		Restricted stock unit awards (1)	Stock option awards (2)		Total

G.S. Beckwith Gilbert	$50,000	(3)	$18,900	$-		$68,900
Paul L. Graziani	$-		$18,900	$-		$18,900
Kurt J. Ekert	$-		$18,900	$56,600	(4)	$75,500
Richard L. Haver	$-		$15,750	$-		$15,750
Robert M. Stafford	$-		$15,750	$-		$15,750
Ronald V. Rose	$-		$15,750	$-		$15,750
Michael P. Schumaecker	$-		$15,750	$-		$15,750
Michael O. Hulley	$-		$15,750	$-		$15,750

(1)Restricted stock unit awards represent the number of underlying shares of the Company’s Common Stock at the grant date fair market value per share of the Company’s Common Stock.  As of October 31, 2021, the following directors had outstanding the specified number of restricted stock unit awards, all of which were unvested: (i) Mr. Gilbert: 30,000 restricted stock units; (ii) Mr. Graziani: 30,000 restricted stock units; (iii) Mr. Ekert: 30,000 restricted stock units; (iv) Mr. Haver: 25,000 restricted stock units; (v) Mr. Stafford: 25,000 restricted stock units; (vi) Mr. Rose: 25,000 restricted stock units; (vii) Mr. Schumaeker: 25,000 restricted stock units; and (viii) Mr. Hulley: 25,000 restricted stock units.

(2)Stock option awards represent the grant date fair value of stock options in accordance with FASB ASC Topic 718, rather than an amount paid to, or realized by, the named director.  As of October 31, 2021, the following directors had outstanding the specified number of stock option awards: (i) Mr. Ekert: 130,000 stock options, of which 24,000 were vested; (ii) Mr. Stafford: 30,000 stock options, all of which were vested; (iii) Mr. Rose: 60,000 stock options, of which 54,000 were vested; (iv) Mr. Schumaecker: 30,000 stock options, of which 24,000 were vested; and (v) Mr. Hulley: 30,000 stock options, none of which were vested.  Mr. Graziani and Mr. Haver did not have outstanding stock options as of the end of fiscal 2021.

(3)Represents cash compensation paid to Mr. Gilbert as Non-Executive Chairman of the Board in the amount of $50,000.  During fiscal year 2020 and continuing through fiscal 2021, Mr. Gilbert’s compensation for his services as Non-Executive Chairman of the Board was reduced from $100,000 per year to $50,000 per year, effective as of April 27, 2020, as part of a series of measures taken by the Company in response to the ongoing global economic challenges and uncertainties attributable to the COVID-19 pandemic.

(4)Represents stock options awarded to Mr. Ekert under the 2019 Plan to purchase 100,000 shares of Common Stock at an exercise price of $0.63 per share, with a grant date fair value of $56,600.  The stock options vest in equal installments over a five-year period, with the first installment vesting on February 3, 2023 and remaining installments vesting on the second, third, fourth and fifth anniversary of grant.

Security Ownership of Management

The following table sets forth the number of shares of the Company’s Common Stock, $0.01 par value, beneficially owned, as of February 16, 2022, by each director of the Company, each nominee for director of the Company, each named executive officer of the Company in fiscal year 2021, and all directors and executive officers of the Company, as a group. Unless otherwise indicated below, each person indicated in the table has sole voting and investment power with respect to all shares included therein.

Name of beneficial owner	Amount and nature of beneficial ownership		Percent of class (1) (2)

G.S. Beckwith Gilbert	4,092,563	(3)	53.1
Paul L. Graziani	110,000	(4)	1.4
Kurt J. Ekert	30,000	(5)	*
Richard L. Haver	-	(6)	*
Robert M. Stafford	394,900	(7)	5.1
Ronald V. Rose	136,950	(8)	1.8
Michael P. Schumaecker	24,000	(9)	*
Brian G. Cook	218,000	(10)	2.8
Michael O. Hulley	6,000	(11)	*
Sean Doherty	-	(12)	*
Directors and officers as a group (10 persons)	5,012,413		62.0

(1)For the purposes of this table, “percent of class” held by each person has been calculated based on a total class equal to the sum of (i) 7,712,091 shares of Common Stock issued and outstanding on February 16, 2022, plus (ii) for such person the number of shares of Common Stock subject to securities presently exercisable and/or vested, or exercisable and/or vesting within 60 days after February 16, 2022, held by that person.

(2)* Represents less than 1% of class.

(3)Mr. Gilbert has shared voting and investment power with respect to 70,000 shares of the Company’s Common Stock included in the above table.  Does not include a restricted stock unit award representing 30,000 shares of the Company’s Common Stock granted to Mr. Gilbert on October 22, 2021, which award will vest ratably over a three-year period commencing on the first anniversary of the grant date.

(4)Does not include a restricted stock unit award representing 30,000 shares of the Company’s Common Stock granted to Mr. Graziani on October 22, 2021, which award will vest ratably over a three-year period commencing on the first anniversary of the grant date.

(5)Includes 24,000 stock options that are presently exercisable and 6,000 stock options that are exercisable within 60 days out of an aggregate 130,000 granted to Mr. Ekert.  Does not include a restricted stock unit award representing 30,000 shares of the Company’s Common Stock granted to Mr. Ekert on October 22, 2021, which award will vest ratably over a three-year period commencing on the first anniversary of the grant date.

(6)An aggregate 30,000 stock options granted to Mr. Haver expired unexercised on October 8, 2020.  Does not include a restricted stock unit award representing 25,000 shares of the Company’s Common Stock granted to Mr. Haver on October 22, 2021, which award will vest ratably over a three-year period commencing on the first anniversary of the grant date.

(7)Includes (i) 30,000 stock options that are presently exercisable (which stock options constitute all of the stock options granted to Mr. Stafford); and (ii) 250,000 shares of the Company’s Common Stock held by Pacific Asset Partners where Mr. Stafford is the General Partner. Mr. Stafford disclaims beneficial ownership of the securities held by Pacific Asset Partners, except to the extent of his respective equity interest therein.  Does not include a restricted stock unit award representing 25,000 shares of the Company’s Common Stock granted to Mr. Stafford on October 22, 2021, which award will vest ratably over a three-year period commencing on the first anniversary of the grant date.

(8)Includes 54,000 stock options that are presently exercisable and 6,000 stock options that are exercisable within 60 days (which stock options constitute all of the stock options granted to Mr. Rose).  Does not include a restricted stock unit award representing 25,000 shares of the Company’s Common Stock granted to Mr. Rose on October 22, 2021, which award will vest ratably over a three-year period commencing on the first anniversary of the grant date.

(9)Includes 24,000 stock options that are presently exercisable out of an aggregate 30,000 granted to Mr. Schumaecker.  Does not include a restricted stock unit award representing 25,000 shares of the Company’s Common Stock granted to Mr. Schumaecker on October 22, 2021, which award will vest ratably over a three-year period commencing on the first anniversary of the grant date.

(10)Includes 112,000 stock options that are presently exercisable and 106,000 stock options that are exercisable within 60 days out of an aggregate 530,000 granted to Mr. Cook.  Does not include a restricted stock unit award representing 175,000 shares of the Company’s Common Stock granted to Mr. Cook on October 22, 2021, which award will vest ratably over a three-year period commencing on the first anniversary of the grant date.

(11)Includes 6,000 stock options that are presently exercisable out of an aggregate 30,000 granted to Mr. Hulley.  Does not include a restricted stock unit award representing 25,000 shares of the Company’s Common Stock granted to Mr. Hulley on October 22, 2021, which award will vest ratably over a three-year period commencing on the first anniversary of the grant date.

(12)In connection with his appointment as Executive Vice President of Finance and Administration, effective as of December 14, 2020, Mr. Doherty was awarded 100,000 stock options, which vest in equal installments over a five-year period, with the first installment vesting on June 14, 2022, and remaining installments vesting on December 14, 2022, December 14, 2023, December 14, 2024 and December 14, 2025.  All of the stock options currently remain unvested.  Does not include a restricted stock unit award representing 40,000 shares of the Company’s Common Stock granted to Mr. Doherty on October 22, 2021, which award will vest ratably over a three-year period commencing on the first anniversary of the grant date.

Security Ownership of Certain Beneficial Owners

The following table sets forth information with respect to the only persons who, to the best knowledge of the Company as derived from such person’s filings with the Securities and Exchange Commission, beneficially owned more than 5% of the Common Stock of the Company as of February 16, 2022. Unless otherwise indicated below, each person included in the table has sole voting and investment power with respect to all shares included therein.

Title of class	Name and address of beneficial owners	Amount and nature of ownership	Percent of class (1)

Common Stock	G.S. Beckwith Gilbert One Landmark Square, Suite 1905 Stamford, CT 06901	4,092,563 (2)	53.1

Common Stock	Robert M. Stafford One Landmark Square, Suite 1905 Stamford, CT 06901	394,900 (3)	5.1

(1)For the purposes of this table, “Percent of Class” held by each person has been calculated based on a total class equal to the sum of (i) 7,712,091 shares of Common Stock issued and outstanding on February 16, 2022, plus (ii) for such person the number of shares of Common Stock subject to securities presently exercisable and/or vested, or exercisable and/or vesting within 60 days after February 16, 2022, held by that person.

(2)Mr. Gilbert has shared voting and investment power with respect to 70,000 shares of the Company’s Common Stock included in the above table.  Does not include a restricted stock unit award representing 30,000 shares of the Company’s Common Stock granted to Mr. Gilbert on October 22, 2021, which award will vest ratably over a three-year period commencing on the first anniversary of the grant date.

(3)Includes (i) 30,000 stock options that are presently exercisable (which stock options constitute all of the stock options granted to Mr. Stafford); and (ii) 250,000 shares of the Company’s Common Stock held by Pacific Asset Partners where Mr. Stafford is the General Partner. Mr. Stafford disclaims beneficial ownership of the securities held by Pacific Asset Partners, except to the extent of his respective equity interest therein.  Does not include a restricted stock unit award representing 25,000 shares of the Company’s Common Stock granted to Mr. Stafford on October 22, 2021, which award will vest ratably over a three-year period commencing on the first anniversary of the grant date.

Advisory Vote on Executive Compensation and on the Frequency of the
Advisory Vote on Executive Compensation

At our 2019 Annual Meeting of shareholders, as required by Section 14A of the Securities Exchange Act of 1934, as amended, we held an advisory vote on our executive compensation, commonly referred to as “say-on-pay.”  Over 94% of the shares voted at our 2019 Annual Meeting of shareholders approved our say-on-pay proposal.  As a result of the strong shareholder support, the Compensation Committee determined not to make any significant changes to our compensation practices in 2019 and 2020 and for 2021.  Pursuant to Rule 14a-21(a) promulgated under the Securities Exchange Act of 1934, as amended, the Company will hold a say-on-pay vote at the Annual Meeting.

At our 2013 Annual Meeting of shareholders, as required by Section 14A of the Securities Exchange Act of 1934, as amended, we held an advisory vote on whether to hold a say-on-pay vote every one, two or three years, which is commonly referred to as “say-on-frequency.” Over 94% of the shares voted at our 2013 Annual Meeting of shareholders approved voting on a three-year basis. Pursuant to Rule 14a-21(b), promulgated under the Securities Exchange Act of 1934, as amended, the Company will hold a say-on-frequency vote at the Annual Meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 29, 2021, the Company and G.S. Beckwith Gilbert, the Company’s significant shareholder and Non-Executive Chairman of the Board, entered into a Seventh Debt Extension Agreement, effective January 29, 2021, pursuant to which the Company cancelled the promissory note issued by the Company on January 27, 2020 and issued Mr. Gilbert a new promissory note (the “Seventh Gilbert Note”) in the amount of $10,692,000, consisting of a principal of $9,585,000 and unpaid interest of $1,107,000 accrued under the previous notes through October 31, 2020.  Under the terms of the Seventh Gilbert Note, the Company agreed to pay the unpaid interest of $1,107,000 and included it in the Seventh Gilbert Note (as described above) at the time and on the terms set forth in the Seventh Gilbert Note. Under the terms of the Seventh Gilbert Note, the maturity date of the loan was extended to November 1, 2022, and the annual interest rate remained at 9 ¾%, with annual interest payments required to be made on October 31st of each year (although any accrued interest can be paid before such time without penalty). The note payable was secured by the Company’s assets. During the year ended October 31, 2021, the Company paid all accrued interest due for the fiscal 2021 year under the Gilbert Note in the amount of $1,057,000.

On January 26, 2022, the Company and Mr. Gilbert entered into an Eighth Debt Extension Agreement, effective as of January 26, 2022, pursuant to which the Company cancelled the Seventh Gilbert Note and issued Mr. Gilbert a new promissory note (the “Eighth Gilbert Note”) in the amount of $10,692,000.  Under the terms of the Eighth Gilbert Note, the maturity date of the loan was extended to November 1, 2023, and the annual interest rate remained 9 ¾%, with annual interest payments required to be made on October 31st of each year (although any accrued interest can be paid before such time without penalty).  The note payable is secured by the Company’s assets.

The Company has received a commitment from Mr. Gilbert, dated January 26, 2022, that if the Company, at any time, is unable to meet its obligations through January 27, 2023, Mr. Gilbert will provide the necessary continuing financial support to the Company in order for the Company to meet such obligations. Such commitment for financial support may be in the form of additional advances or loans to the Company, in addition to the deferral of principal and/or interest payments due on the existing loans, if deemed necessary.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended October 31, 2021, all of our officers, directors and greater than 10% beneficial owners have complied with Section 16(a) filing requirements on a timely basis, other than as follows:

•Each of Messrs. Gilbert, Haver, Stafford, Hulley, Schumaecker, Rose, Ekert, Graziani, Cook and Doherty failed to file a Form 4 to report the grant of restricted stock units (RSUs) to such individual on October 22, 2021. These transactions were subsequently reported by the applicable individuals on a Form 5 filed on or after December 15, 2021 (as described below).

•Mr. Ekert failed to file a Form 4 to report the grant of non-qualified stock options on August 3, 2021.  The transaction was subsequently reported by Mr. Ekert on a Form 5 filed on December 15, 2021.

•Each of Messrs. Gilbert, Haver and Graziani failed to timely file a Form 5 to report the grant of RSUs to such individual on October 22, 2021, due to the inability to access their respective EDGAR filing codes as a result of clerical errors.

II. ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are providing our shareholders an opportunity to indicate whether they support our named executive officer compensation as described in this proxy statement. This advisory vote, commonly referred to as “say on pay,” is not intended to address any specific item of compensation, but instead relates to the tabular disclosures regarding named executive officer compensation, and the narrative disclosure accompanying the tabular presentation. These disclosures allow our shareholders to view the trends in our compensation program and the application of our compensation philosophies for the years presented.

The Compensation Committee believes an effective compensation program should be one that is designed to recruit and keep top quality executive leadership focused on attaining long-term corporate goals and increasing stockholder value. We believe that our executive compensation program is designed to reasonably and fairly recruit, motivate, retain, and reward our executives for achieving our objectives and goals.

Accordingly, the Board of Directors unanimously recommends that shareholders vote in favor of the following resolution:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the related compensation tables, footnotes, and narrative disclosures.”

Although this vote is advisory and not binding on the Company, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. To be effective, the proposal needs to be approved by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting “FOR” the approval of the compensation of the Company’s named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

III. ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY
VOTE ON EXECUTIVE COMPENSATION

We are seeking an advisory vote on the frequency with which say-on-pay votes, similar to the advisory vote described under Proposal II in this Proxy Statement, should be held in the future.  This advisory vote is commonly referred to as “say on frequency.”

Shareholders may indicate whether they recommend an advisory vote on our executive compensation to be held once every one, two or three years, or they may abstain from voting on this proposal. The frequency receiving the highest number of votes (among votes properly cast at the Annual Meeting) will be considered the frequency recommended by the shareholders.  Because this vote is advisory, it will not be binding on the Company. However, the Board of Directors values our shareholders’ opinions and will carefully consider the outcome of the shareholder vote at the Annual Meeting when determining the frequency of future advisory votes on executive compensation.

TRIENNIAL RECOMMENDATION: We recommend that our shareholders select a frequency of three years, or a triennial vote. Our executive compensation program is designed to support long-term value creation, and a triennial vote will allow shareholders to better judge our executive compensation program in relation to our long-term performance. One of the core principles of our executive compensation program is to ensure management’s interests are aligned with our stockholder's interests to support long-term value creation. Accordingly, we grant awards with multi-year service periods to encourage our named executive officers to focus on long-term performance, and recommend a triennial vote, which would allow our executive compensation programs to be evaluated over similar timeframe and in relation to our long-term performance. In addition, a triennial vote will provide us with the time to thoughtfully respond to shareholders’ sentiments and implement any necessary changes. We carefully review changes to our executive compensation program to maintain the consistency and credibility of the program which is important in motivating and retaining our employees. We therefore believe that a triennial vote is the appropriate frequency to provide our Compensation Committee sufficient time to thoughtfully consider shareholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes. Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting “FOR” the approval, on an advisory basis, of a frequency of three years for holding advisory votes on compensation of named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS SELECT “THREE YEARS” ON THE PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION.

IV. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S APPOINTMENT

The Audit Committee has appointed BDO USA, LLP, to audit the Company’s consolidated financial statements for the fiscal year ending October 31, 2022, subject to the ratification of such appointment by the shareholders at the Annual Meeting. Such firm has no financial interest, either direct or indirect, in the Company. The Board of Directors anticipate that representatives from BDO USA, LLP, will attend the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock represented at the meeting and entitled to vote is required to ratify the appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022. The Audit Committee is directly responsible for the appointment and retention of the Company’s independent registered public-accounting firm. Although ratification by shareholders is not required by the Company’s organizational documents or other applicable law, the Audit Committee has determined that requesting the shareholders to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm is a matter of good corporate practice. If shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain BDO USA, LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

Audit and Audit Related Fees

The aggregate fees billed to the Company for the fiscal years ended October 31, 2021, and 2020, respectively, by the Company’s independent registered public-accountants, BDO USA, LLP, are as follows:

	2021	2020

Audit fees	$222,798	$229,005
Tax fees	$-	$15,485
Total	$222,798	$244,490

Audit Fees:

Fees billed to the Company by BDO USA, LLP, relate to the services rendered for (i) the audit of the Company’s annual financial statements set forth in the Company’s Annual Report on Form 10-K and (ii) the review of the Company’s quarterly financial statements set forth in the Company’s Quarterly Report on Form 10-Q for fiscal years ended October 31, 2021, and 2020, respectively.

Audit Related Fees:

There were no audit related fees billed to the Company by BDO USA, LLP, during fiscal year 2021 and 2020.

Tax Fees:

There were no tax fees billed to the Company by BDO USA, LLP, during the fiscal year 2021.  Tax fees billed to the Company for the fiscal year 2020 are comprised of fees for preparing federal and state tax returns and related tax compliance matters. The Audit Committee has considered whether the provision of non-audit fees for services is compatible with maintaining BDO USA, LLP’s independence.

All Other Fees:

There were no other fees paid to BDO USA, LLP in fiscal year 2021 and 2020.

Audit Committee’s Pre-Approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting the compensation for, and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.

Prior to engagement of the independent registered public accounting firm, the Audit Committee will pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those not requiring pre-approval based upon the de minimis exception set forth in Section 202(i)(1)(b) of the Sarbanes-Oxley Act of 2002, to be performed by the registered public accounting firm, to the extent required by law, according to established procedures. The Audit Committee may delegate to one or more Audit Committee members the authority to grant pre-approvals for audit and permitted non-audit services to be performed by the registered public accounting firm, provided that the decisions of such members to grant pre-approvals will be presented to the full Audit Committee at its next regularly scheduled meeting.

All of the services provided by BDO USA, LLP, as described above were approved by the Company’s Audit Committee.

Abstentions and non-broker votes will have no effect on the outcome of this proposal. Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting “FOR” ratification of BDO USA, LLP, as the Company’s independent registered public accountants for the fiscal year ending October 31, 2022. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF BDO USA, LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2022.

OTHER BUSINESS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

PROPOSALS OF SHAREHOLDERS

Pursuant to SEC Rule 14a-8, shareholder proposals intended for inclusion in our fiscal year 2022 proxy statement and to be acted upon at our 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”), must be received by us at our executive offices at 3452 Lake Lynda Drive, Suite 190, Orlando, Florida, 32817, Attention: Corporate Secretary, on or prior to November 18, 2022.

Rule 14a-4 of the Securities Exchange Act of 1934, as amended, governs our use of discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the proxy statement. With respect to our Annual Meeting of shareholders to be held in 2023, if we are not provided notice of a shareholder proposal prior to February 1, 2023, we will be permitted to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

The fiscal year 2021 Annual Report on Form 10-K, including the audited financial statements for the fiscal year ended October 31, 2021, is being mailed with this proxy statement to those shareholders who also received a copy of the proxy materials in the mail, but is not a part of our proxy soliciting materials.  The Notice of Annual Meeting of Shareholders, this proxy statement, and our fiscal year 2021 Annual Report on Form 10-K and the exhibits filed with it, are also available at our website at http://www.passur.com/sec-filings.htm. Upon request by any shareholder to our Corporate Secretary at the address listed above, we will furnish a copy of our fiscal year 2021 Annual Report on Form 10-K without charge, and copies of any or all exhibits to the fiscal year 2021 Annual Report on Form 10-K for a charge of $50.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a shareholder of record. You can notify us by sending a written request by mail to Corporate Secretary, Sean Doherty, PASSUR Aerospace, Inc., 3452 Lake Lynda Drive, Suite 190, Orlando, Florida 32817, or by calling (203) 622-4086. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

PROXY
PASSUR AEROSPACE, INC.
ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF PASSUR AEROSPACE, INC.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 8, 2022. The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended October 31, 2021 are available on our website at http://www.passur.com/sec-filings.htm.

The undersigned shareholder hereby appoints G.S. Beckwith Gilbert and Brian G. Cook or either of them, each with power of substitution, as proxy or proxies for the undersigned, to attend the Annual Meeting of the Shareholders of PASSUR Aerospace, Inc. (the “Company”), to be held at 2:00 p.m., Eastern time, on Friday, April 8, 2022, virtually via the internet, or at any adjournment or postponement thereof, and to vote, as designated on this proxy, all shares of Common Stock of the Company owned of record by the undersigned at the close of business on February 16, 2022, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue hereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

The Board of Directors unanimously recommends that you vote FOR the following proposals:

(1)ELECTION OF DIRECTORS

FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A  LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)

G.S. Beckwith Gilbert

Brian G. Cook

Paul L. Graziani

Kurt J. Ekert

Richard L. Haver

Robert M. Stafford

Ronald V. Rose

Michael Schumaecker

Michael O. Hulley

(2)TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

FOR    AGAINST    ABSTAIN

(3)TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF AN ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

1 YEAR        2 YEARS        3 YEARS        ABSTAIN

(4)TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2022

FOR   AGAINST   ABSTAIN

(Continued and to be Signed and Dated on the Reverse Side)

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

UNLESS OTHERWISE INDICATED ABOVE OR UNLESS THIS PROXY IS REVOKED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE DIRECTOR NOMINEES, FOR APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, FOR APPROVAL, ON AN ADVISORY BASIS, OF A THREE-YEAR FREQUENCY OF AN ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AND FOR THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2022.

Date:

X

X

(IMPORTANT:  Please sign exactly as your name or names appear on the label affixed hereto, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.)